UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 8. Other Events.

Item 8.01.	Other Events.

On December 13, 2021, FedEx Corporation (“FedEx”) and U.S. Bank National Association (“U.S. Bank”) entered into Succession Agreements (the “Succession Agreements”) with The Bank of New York Mellon Trust Company, N.A. (“BNY Mellon”) and Computershare Trust Company, N.A., as agent for Wells Fargo Bank, National Association (“Wells Fargo”), respectively, and the guarantors named therein. Pursuant to the Succession Agreements, U.S. Bank has replaced BNY Mellon and Wells Fargo, respectively, as trustee under the Indenture dated as of August 8, 2006 by and among FedEx, the guarantors named therein, and BNY Mellon and the Indenture dated as of October 23, 2015 by and among FedEx, the guarantors named therein, and Wells Fargo (collectively, the “Indentures”) with respect to all of FedEx’s debt securities and the related guarantees issued or to be issued under the Indentures.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the Succession Agreements and the Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association into the Registration Statement on Form S-3 (Registration No. 333-240157) by which FedEx’s debt securities and the related guarantees issued under the Indentures were registered.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Succession Agreement, dated as of December 13, 2021, among FedEx Corporation, the guarantors named therein, The Bank of New York Mellon Trust Company, N.A., and U.S. Bank National Association.

4.2	Succession Agreement, dated as of December 13, 2021, among FedEx Corporation, the guarantors named therein, Computershare Trust Company, N.A., as agent for Wells Fargo Bank, National Association., and U.S. Bank National Association.

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank National Association, as Successor Trustee under the Indentures.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: December 16, 2021	By:	/s/ Herbert C. Nappier
Herbert C. Nappier
Executive Vice President – Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Succession Agreement, dated as of December 13, 2021, among FedEx Corporation, the guarantors named therein, The Bank of New York Mellon Trust Company, N.A., and U.S. Bank National Association.

4.2	Succession Agreement, dated as of December 13, 2021, among FedEx Corporation, the guarantors named therein, Computershare Trust Company, N.A., as agent for Wells Fargo Bank, National Association., and U.S. Bank National Association.

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of U.S. Bank National Association, as Successor Trustee under the Indentures.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).